Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2022
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests
20.	REDEEMABLE NONCONTROLLING INTERESTS

	2020	2021	2022	2022
	RMB	RMB	RMB	US$
	(In millions)
Balance as of January 1	1,109	3,102	7,148	1,036
Issuance of subsidiary shares	1,866	4,722	1,208	175
Accretion of redeemable noncontrolling interests	127	391	593	86
Disposal of subsidiaries’ shares	—	—	(556)	(80)
Reclassification of ordinary shares from mezzanine equity to ordinary shares	—	(153)	—	—
Repurchase of redeemable noncontrolling interests	—	(914)	—	—

Balance as of December 31	3,102	7,148	8,393	1,217

In 2021 and 2022, SLG issued 62,697,683 and 5,639,407, respectively, preferred shares to certain non-controlling
shareholders, which could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of the Company. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests.
In 2021 and 2022, Baidu Kunlun issued 1,897,800 and 1,068,363, respectively, preferred shares to certain non-controlling
shareholders, which could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of the Company. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests.
The Company also have other subsidiaries or VIEs that have issued preferred shares which were accounted for as redeemable noncontrolling interests. As of December 31, 2022, those redeemable noncontrolling interests were insignificant.
The Company accounts for the changes in accretion to the redemption value in accordance with ASC Topic 480,
Distinguishing Liabilities from Equity.
The Company elects to use the effective interest method to account for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.